                                                                   Exhibit 23.2
                      CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors
AB Plastics Corporation
Gardena, California

We consent to the incorporation by reference in this registration statement on Form S-1 of our report dated June 19, 1997, relating to the statements of operations, shareholders' equity and cash flows for the fifty-two weeks ended October 30, 1994, of AB Plastics Corporation (an S Corporation) and to the reference to our firm under the heading "Experts" in the Prospectus. We have read the last paragraph under "Experts" and are in agreement with statements contained therein.



                               /s/ Block, Plant, Eisner, Fiorito & Belak-Berger
                               ------------------------------------------------
                               BLOCK, PLANT, EISNER, FIORITO & BELAK-BERGER



Encino, California
June 19, 1997










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

                                                                   Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS




Board of Directors
AB Plastics Corporation
Gardena, California

We consent to the incorporation by reference in this registration statement on Form S-1 of our report dated December 14, 1995, relating to the balance sheet of AB Plastics Corporation (an S Corporation) as of October 29, 1995 and the related statements of operations, shareholders' equity and cash flows for the fifty-two weeks then ended and to the reference to our firm under the heading "Experts" in the Prospectus. We have read the last paragraph under "Experts" and are in agreement with the statements contained therein.




                               /s/ Block, Plant, Eisner, Fiorito & Belak-Berger
                               ------------------------------------------------
                               BLOCK, PLANT, EISNER, FIORITO & BELAK-BERGER












Encino, California
June 5, 1997

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